EXHIBIT 99.1

                Anadarko Announces Record 2004 Results

    HOUSTON--(BUSINESS WIRE)--Jan. 28, 2005--Anadarko Petroleum Corporation (NYSE:APC) President and CEO Jim Hackett said: "Anadarko performed exceptionally well in 2004 -- a period in which we have reshaped the entire company and changed the way we think and work in order to focus on improving returns for shareholders and positioning ourselves for sustainable, profitable growth.
    "We achieved record 2004 net income, with outstanding contributions from our Texas, Louisiana and other core onshore properties. In addition, we made discoveries and advanced development projects in the deepwater Gulf of Mexico and made progress on our international growth strategy. I believe Anadarko is well prepared for the future."

    FOURTH-QUARTER 2004 FINANCIAL RESULTS

    Fourth-quarter net income available to common shareholders was $405 million, or $1.64 per share (diluted), on revenues of $1.6 billion. Net income included an impairment in Qatar, certain legal settlements and charges related to the implementation of the refocused strategy, such as the repurchase of debt and the sale of non-core properties, offset partly by a change in Canadian tax rates. These items amounted to a net decrease of $96 million after taxes, or 39 cents per share (diluted). Net income included no gains or losses from the oil and gas asset sales, as proceeds were recognized as an adjustment of capitalized costs under full-cost accounting rules. Earnings for the fourth quarter of 2003 were $294 million, or $1.17 per share (diluted), on revenues of $1.28 billion. Fourth quarter 2003 net income included a net increase of $32 million after taxes, or 13 cents per share (diluted), related to a decrease in Canadian tax rates offset partly by impairments and restructuring costs.
    Cash flow from operating activities totaled $456 million in the fourth quarter, compared with $744 million for the fourth quarter of 2003. Cash flow from operations before changes in assets and liabilities for the fourth quarter of 2004 totaled $1.03 billion, which includes a reduction of $93 million for current income taxes related to the 2004 asset divestitures. The changes in assets and liabilities, as well as other items, were primarily a result of U.S. tax payments and Canadian deferred taxes in the fourth quarter, both of which were in connection with the asset divestitures. Fourth-quarter 2003 cash flow was $728 million.(1)
    Fourth-quarter sales volumes totaled 46 million barrels of oil equivalent (BOE), compared to 49 million BOE in 2003. Property divestitures prior to the end of the year reduced Anadarko's fourth-quarter 2004 production by about 5 million BOE.

    FULL YEAR 2004 FINANCIAL RESULTS

    Anadarko reported full-year 2004 net income available to common shareholders of $1.6 billion, or $6.36 per share (diluted), on revenues of $6.07 billion. Net income included international property impairments, certain litigation and other settlements, and costs associated with the refocused strategy, offset partly by a change in Canadian tax rates. These items totaled a net decrease of $226 million after taxes, or 90 cents per share (diluted). Net income in 2003 was $1.29 billion, or $5.09 per share (diluted), on revenues of $5.12 billion, which included a net decrease of $26 million after taxes, or 10 cents per share (diluted), for impairments and restructuring costs, partly offset by a decrease in Canadian tax rates and a change in accounting principle.
    Cash flow from operating activities totaled $3.21 billion in 2004, up from $3.04 billion in 2003. Cash flow from 2004 operations before changes in assets and liabilities totaled $3.48 billion, which includes a reduction of $440 million for current income taxes related to the 2004 asset divestitures. This compares to $3.16 billion in 2003.(1)
    Sales volumes of natural gas, crude oil and natural gas liquids for 2004 totaled 190 million BOE, compared to 2003 volumes of 192 million BOE. Assuming the divested properties were owned by Anadarko for the entire year, the company believes 2004 volumes would have been approximately 196 million BOE.
    "This year, we made some tough decisions to implement a new strategy for Anadarko. We completed over $3 billion in pre-tax asset sales and refocused our efforts into areas where we have a competitive advantage: exploration and unconventional resource exploitation on a global basis," Hackett said. "The divested assets represent about 11 percent of 2003 year-end reserves and about 20 percent of 2004 annual production. The proceeds were used primarily to repurchase $1.3 billion, or 20.3 million shares, of outstanding common stock and to retire approximately $1.2 billion in debt. In addition, we ended the year with nearly $900 million of cash. Altogether, our greatly enhanced net debt to proved developed reserves and lower debt-to-capitalization ratios reflect our stronger and more flexible balance sheet."

    PROVED RESERVES & OIL AND GAS CAPITAL EXPENDITURES

    Anadarko added 335 million BOE in proved reserves during 2004, ending the year with a total of 2.37 billion BOE. This is the 23rd consecutive year that Anadarko has more than replaced annual production with new proved reserves. Oil and gas capital expenditures totaled $2.99 billion in 2004.
    Anadarko sold properties accounting for 288 million BOE of 2003 year-end reserves, which contributed to a year-over-year reduction.
    Reserve additions in 2004 came primarily from fields in the North Louisiana Vernon, East Texas Bossier, West Texas Haley, Wyoming Salt Creek and Canadian Wild River areas, as well as the K2, K2 North, Spiderman and Jubilee deepwater discoveries in the Gulf of Mexico.
    Anadarko's proved reserves remain nearly balanced between natural gas (53 percent) and liquids (crude oil, condensate and natural gas liquids) (47 percent). Proved reserves of oil and other liquids totaled 1.11 billion barrels at year-end 2004. Proved natural gas reserves at year-end 2004 totaled 7.5 trillion cubic feet.

    FINANCIAL & SUPPLEMENTAL DATA ENCLOSED IN THIS REPORT

    --  Reconciliation of GAAP to Non-GAAP Measures

    --  Summary Financial Information

    --  Volumes and Prices

    --  Oil and Gas Reserves

    --  Costs Incurred and Capital Expenditures - Oil and Gas
        Producing Activities

    --  Hedging Position for 2005 & 2006

    --  Guidance

    EARNINGS CONFERENCE CALL TODAY, JAN. 28, AT 9:00 A.M. CST (10:00
A.M. EST)
    Anadarko will host an analyst conference call today, Jan. 28, at 9:00 a.m. Central Standard Time (10:00 a.m. Eastern Standard Time) to discuss fourth-quarter and full-year 2004 results. To actively participate and ask questions during the conference call, please call 913-981-4900. The confirmation number is 950295.
    Those who wish to listen only to the live audio web cast may do so via the Internet at www.anadarko.com. The accompanying presentation will also be available on the company's Web site. For complete instructions on how to participate or to access the replay after the call, visit our Web site at www.anadarko.com.

    ANADARKO OPERATIONS REPORT

    A comprehensive fourth-quarter 2004 operations report will be posted today on the company's Web site: www.anadarko.com.
    Anadarko Petroleum Corporation's mission is to deliver a competitive and sustainable rate of return to shareholders by developing, acquiring and exploring for oil and gas resources vital to the world's health and welfare. As of year-end 2004, the company had
2.37 billion BOE of proved reserves, making it one of the world's largest independent exploration and production companies. Anadarko's operational focus extends from the deepwater Gulf of Mexico, up through Texas, Louisiana, the Mid-Continent, western U.S. and Canadian Rockies and onto the North Slope of Alaska. Anadarko also has significant production in Algeria, Venezuela and Qatar, and exploration or production positions in several other countries. For more information about how Anadarko is bringing excellence to the surface, please visit: www.anadarko.com.
    (1) See accompanying table for a reconciliation of GAAP to non-GAAP financial measures and statements indicating why management believes the non-GAAP measures are useful information for investors.
    This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Anadarko believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that its goals will be achieved. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release. While Anadarko makes these forward-looking statements in good faith, neither Anadarko nor its management can guarantee that the anticipated future results will be achieved. See Regulatory Matters and Additional Factors Affecting Business in the Management's Discussion and Analysis included in the company's 2003 Annual Report on Form 10-K.


                    Anadarko Petroleum Corporation

             Reconciliation of GAAP to Non-GAAP Measures

Below is a reconciliation of net income available to common stockholders (GAAP) to net income available to common stockholders before the effect of implementation costs of the company's refocused strategy, certain litigation and other settlements, oil and gas impairments, restructuring costs, Canadian tax rate change and change in accounting principle, net of taxes, (non-GAAP) as required under Regulation G of the Securities Exchange Act of 1934. The company uses net income excluding the effect of these items to evaluate the company's results for comparability between periods.

                                       Quarter Ended     Year Ended
                                        December 31      December 31
                                      ---------------  ---------------
millions except per share amounts       2004    2003     2004    2003
----------------------------------------------------------------------
Net Income
----------------------------------------------------------------------
Net income available to common
 stockholders                           $405    $294   $1,601  $1,287
Add back:
   Implementation costs of refocused
    strategy, net of taxes                11       -       90       -
   Certain litigation and other
    settlements, net of taxes             24       -       78       -
   Impairments related to oil and gas
    properties, net of taxes              63       9       72      93
   Restructuring costs, net of taxes       -       5        -      26
   Canadian tax rate change               (2)    (46)     (14)    (46)
   Change in accounting principle, net
    of taxes                               -       -        -     (47)
----------------------------------------------------------------------
Net income available to common
   stockholders excluding
   implementation costs of refocused
   strategy, certain litigation and
   other settlements, impairments,
   restructuring costs, Canadian tax
   rate change and change in
   accounting principle                 $501    $262   $1,827  $1,313
----------------------------------------------------------------------
Per Common Share
----------------------------------------------------------------------
Net income available to common
 stockholders - diluted                $1.64   $1.17    $6.36   $5.09
Net income available to common
 stockholders excluding implementation
 costs of refocused strategy, certain
 litigation and other settlements,
 impairments, restructuring costs,
 Canadian tax rate change and change
 in accounting principle - diluted     $2.04   $1.04    $7.26   $5.19
----------------------------------------------------------------------

Below is a reconciliation of cash provided by operating activities
(GAAP) to cash flow from operations before changes in assets and liabilities (non-GAAP) as required under Regulation G of the Securities Exchange Act of 1934. The company uses cash flow from operations before changes in assets and liabilities to demonstrate the company's ability to internally fund capital expenditures and to service or incur additional debt. It is useful in comparisons of oil and gas exploration and production companies because it excludes fluctuations in assets and liabilities.

                                       Quarter Ended     Year Ended
                                        December 31      December 31
                                      ---------------  ---------------
millions                                2004    2003     2004    2003
----------------------------------------------------------------------
Cash Flow
----------------------------------------------------------------------
Cash flow from operating activities     $456    $744   $3,213  $3,043
Add back:
   Change in accounts receivable           7     (17)     239     (46)
   Change in accounts payable and
    accrued expenses                     388     (24)    (270)     68
   Change in other items - net           174      25      293      99
----------------------------------------------------------------------
Cash flow from operations before
 changes in assets and liabilities    $1,025    $728   $3,475  $3,164
----------------------------------------------------------------------

         Detail of Implementation Costs of Refocused Strategy

                                       Quarter Ended     Year Ended
                                        December 31      December 31
                                      ---------------  ---------------
                                       Before  After    Before  After
millions                                Tax     Tax      Tax     Tax
----------------------------------------------------------------------
Implementation costs of refocused
 strategy
----------------------------------------------------------------------
Revenues - Hedge (gains) losses and
 other gains related to properties
 sold                                   $(16)   $(11)     $14      $9
Costs and Expenses - Severance,
 retention and other costs                 2       1       29      19
Interest Expense - Debt repurchase
 costs                                    41      26      104      67
Other (Income) Expense                    (8)     (5)      (8)     (5)
Income Tax Expense - Current               -      93        -     440
Income Tax Expense - Deferred              -     (93)       -    (440)
----------------------------------------------------------------------
Implementation costs of refocused
 strategy                                $19     $11     $139     $90
----------------------------------------------------------------------

                    Anadarko Petroleum Corporation

                                       Quarter Ended     Year Ended
Summary Financial Information             Dec. 31         Dec. 31
                                       -------------- ----------------
$ and shares in millions                2004    2003    2004     2003
----------------------------------------------------------------------
Revenues
----------------------------------------------------------------------
Gas sales                               $841    $686  $3,279   $2,851
Oil and condensate sales                 576     450   2,219    1,787
Natural gas liquids sales                141     110     460      365
Other sales                               44      32     109      119
----------------------------------------------------------------------
Total                                  1,602   1,278   6,067    5,122
----------------------------------------------------------------------
Costs and Expenses
----------------------------------------------------------------------
Direct operating                         184     185     682      630
Transportation and cost of product        67      56     250      198
General and administrative               154     110     423      392
Depreciation, depletion and
 amortization                            355     343   1,447    1,297
Other taxes                               60      78     312      294
Impairments related to oil and gas
 properties                               63      11      72      103
----------------------------------------------------------------------
Total                                    883     783   3,186    2,914
----------------------------------------------------------------------
Operating Income                         719     495   2,881    2,208
----------------------------------------------------------------------
Interest Expense and Other (Income)
 Expense
----------------------------------------------------------------------
Interest expense                          92      66     352      253
Other (income) expense                   (20)      6      52      (19)
----------------------------------------------------------------------
Total                                     72      72     404      234
----------------------------------------------------------------------
Income Before Income Taxes               647     423   2,477    1,974
----------------------------------------------------------------------
Income Tax Expense                       241     128     871      729
----------------------------------------------------------------------
Net Income Before Cumulative Effect of
 Change in Accounting Principle         $406    $295  $1,606   $1,245
----------------------------------------------------------------------
Preferred Stock Dividends                  1       1       5        5
----------------------------------------------------------------------
Net Income Available to Common
 Stockholders Before Cumulative
 Effect of Change in Accounting
 Principle                              $405    $294  $1,601   $1,240
----------------------------------------------------------------------
Cumulative Effect of Change in
 Accounting Principle                      -       -       -       47
----------------------------------------------------------------------
Net Income Available to Common
 Stockholders                           $405    $294  $1,601   $1,287
----------------------------------------------------------------------
Per Common Share
----------------------------------------------------------------------
Net income - before change in
 accounting principle - basic          $1.66   $1.18   $6.41    $4.97
Net income - before change in
 accounting principle - diluted        $1.64   $1.17   $6.36    $4.91
Change in accounting principle - basic    $-      $-      $-    $0.19
Change in accounting principle -
 diluted                                  $-      $-      $-    $0.18
Net income - basic                     $1.66   $1.18   $6.41    $5.16
Net income - diluted                   $1.64   $1.17   $6.36    $5.09
----------------------------------------------------------------------
Average Number of Common Shares
 Outstanding - Basic                     244     250     250      250
----------------------------------------------------------------------
Average Number of Common Shares
 Outstanding - Diluted                   246     252     252      253
----------------------------------------------------------------------

                    Anadarko Petroleum Corporation

                                    Quarter Ended      Year Ended
Summary Financial Information          Dec. 31          Dec. 31
                                   --------------- ------------------
$ in millions                       2004    2003      2004     2003
---------------------------------------------------------------------
Cash Flow from Operating Activities
---------------------------------------------------------------------
Net income before cumulative effect
 of change in accounting principle  $406     $295    $1,606   $1,245
Depreciation, depletion and
 amortization                        355      343     1,447    1,297
Deferred income taxes                205       86       276      505
Impairments related to oil and gas
 properties                           63       11        72      103
Other noncash items                   (4)      (7)       74       14
----------------------------------------------------------------------
                                   1,025      728     3,475    3,164
(Increase) decrease in accounts
 receivable                           (7)      17      (239)      46
Increase (decrease) in accounts
 payable and accrued expenses       (388)      24       270      (68)
Other items - net                   (174)     (25)     (293)     (99)
---------------------------------------------------------------------
Net Cash Provided by Operating
 Activities                         $456     $744    $3,213   $3,043
---------------------------------------------------------------------

---------------------------------------------------------------------
Capital Expenditures
---------------------------------------------------------------------
Capital spending                    $770     $555    $2,830   $2,484
Capitalized interest                  19       27        86      121
Capitalized overhead                  47       45       174      187
---------------------------------------------------------------------
Total                               $836     $627    $3,090   $2,792
---------------------------------------------------------------------

                                          Dec. 31, Sept. 30, Dec. 31,
                                           2004      2004     2003
---------------------------------------------------------------------
Condensed Balance Sheet
---------------------------------------------------------------------
Cash and cash equivalents                    $874      $154      $62
Other current assets                        1,529     1,516    1,262
Net properties and equipment               15,913    18,034   17,396
Other assets                                  468       440      437
Goodwill                                    1,309     1,395    1,389
---------------------------------------------------------------------
Total Assets                              $20,093   $21,539  $20,546
---------------------------------------------------------------------
Current liabilities                        $1,993    $2,794   $1,715
Long-term debt                              3,671     4,120    5,058
Other long-term liabilities                 5,144     5,180    5,174
Stockholders' equity                        9,285     9,445    8,599
---------------------------------------------------------------------
Total Liabilities and Stockholders'
 Equity                                   $20,093   $21,539  $20,546
---------------------------------------------------------------------
Capitalization
---------------------------------------------------------------------
Total debt                                 $3,840    $4,484   $5,058
Stockholders' equity                        9,285     9,445    8,599
---------------------------------------------------------------------
Total                                     $13,125   $13,929  $13,657
---------------------------------------------------------------------
Capitalization Ratios
---------------------------------------------------------------------
Total debt                                     29%       32%      37%
Stockholders' equity                           71%       68%      63%
---------------------------------------------------------------------

                    Anadarko Petroleum Corporation

                                       Quarter Ended    Year Ended
Volumes and Prices                        Dec. 31         Dec. 31
                                      --------------- ---------------
                                       2004    2003    2004    2003
---------------------------------------------------------------------
Natural Gas
---------------------------------------------------------------------
United States
---------------------------------------------------------------------
Volumes, billion cubic feet              120     125     499     503
Average daily volumes, million cubic
 feet per day                          1,306   1,365   1,363   1,379
Price per thousand cubic feet          $5.56   $4.19   $5.14   $4.36
---------------------------------------------------------------------
Canada
---------------------------------------------------------------------
Volumes, billion cubic feet               31      37     138     140
Average daily volumes, million cubic
 feet per day                            335     397     378     383
Price per thousand cubic feet          $5.62   $4.37   $5.17   $4.71
---------------------------------------------------------------------
Total
---------------------------------------------------------------------
Volumes, billion cubic feet              151     162     637     643
Average daily volumes, million cubic
 feet per day                          1,641   1,762   1,741   1,762
Price per thousand cubic feet          $5.58   $4.23   $5.15   $4.43
---------------------------------------------------------------------
Crude Oil and Condensate
---------------------------------------------------------------------
United States
---------------------------------------------------------------------
Volumes, million barrels                  10       8      32      34
Average daily volumes, thousand
 barrels per day                          92      89      88      93
Price per barrel                      $34.48  $25.28  $31.87  $26.16
---------------------------------------------------------------------
Canada
---------------------------------------------------------------------
Volumes, million barrels                   1       1       5       6
Average daily volumes, thousand
 barrels per day                          12      16      14      17
Price per barrel                      $43.45  $26.59  $37.37  $27.33
---------------------------------------------------------------------
Algeria
---------------------------------------------------------------------
Volumes, million barrels                   4       5      22      19
Average daily volumes, thousand
 barrels per day                          49      52      61      52
Price per barrel                      $37.03  $29.53  $34.78  $28.43
---------------------------------------------------------------------
Other International
---------------------------------------------------------------------
Volumes, million barrels                   2       3       8       8
Average daily volumes, thousand
 barrels per day                          24      29      22      22
Price per barrel                      $30.18  $23.58  $27.91  $23.15
---------------------------------------------------------------------
Total
---------------------------------------------------------------------
Volumes, million barrels                  17      17      67      67
Average daily volumes, thousand
 barrels per day                         177     186     185     184
Price per barrel                      $35.22  $26.31  $32.76  $26.55

---------------------------------------------------------------------
Natural Gas Liquids
---------------------------------------------------------------------
Total
---------------------------------------------------------------------
Volumes, million barrels                   4       5      17      17
Average daily volumes, thousand
 barrels per day                          46      56      45      47
Price per barrel                      $33.15  $21.36  $27.76  $21.18
---------------------------------------------------------------------
Total Barrels of Oil Equivalent (BOE)
---------------------------------------------------------------------
Volumes, million BOE                      46      49     190     192
Average daily volumes, thousand BOE
 per day                                 497     535     520     525
---------------------------------------------------------------------

                    Anadarko Petroleum Corporation
                         Oil and Gas Reserves

                                                       Other
                               U.S.   Canada  Algeria  Int'l   Total
----------------------------------------------------------------------
Total (MMBOE)
----------------------------------------------------------------------
Proved Reserves
----------------------------------------------------------------------
December 31, 2003              1,704     314     361     134    2,513
Revisions of prior estimates     (48)    (10)      7      (8)     (59)
Extensions, discoveries and
 other additions                 302      43       4       -      349
Improved recovery                 42      (1)      -       -       41
Purchases in place                 3       1       -       -        4
Sales in place                  (226)    (64)      -       -     (290)
Production                      (131)    (29)    (22)     (9)    (191)
----------------------------------------------------------------------
December 31, 2004              1,646     254     350     117    2,367
----------------------------------------------------------------------
Proved Developed Reserves
----------------------------------------------------------------------
December 31, 2003              1,238     242     182      65    1,727
December 31, 2004              1,095     195     176      51    1,517
----------------------------------------------------------------------
Natural Gas (Bcf)
----------------------------------------------------------------------
Proved Reserves
----------------------------------------------------------------------
December 31, 2003              6,087   1,493       -     144    7,724
Revisions of prior estimates    (276)    (35)      -       9     (302)
Extensions, discoveries and
 other additions               1,414     227       -       -    1,641
Improved recovery                  -      (1)      -       -       (1)
Purchases in place                10       3       -       -       13
Sales in place                  (643)   (267)      -       -     (910)
Production                      (499)   (138)      -       -     (637)
----------------------------------------------------------------------
December 31, 2004              6,093   1,282       -     153    7,528
----------------------------------------------------------------------
Proved Developed Reserves
----------------------------------------------------------------------
December 31, 2003              4,725   1,164       -       -    5,889
December 31, 2004              4,469     997       -       -    5,466
----------------------------------------------------------------------
Oil, Condensate and NGLs
 (MMBbls)
----------------------------------------------------------------------
Proved Reserves
----------------------------------------------------------------------
December 31, 2003                691      65     361     109    1,226
Revisions of prior estimates      (2)(4)      7      (9)      (8)
Extensions, discoveries and
 other additions                  67       5       4       -       76
Improved recovery                 42      (1)      -       -       41
Purchases in place                 1       -       -       -        1
Sales in place                  (119)    (19)      -       -     (138)
Production                       (48)     (6)    (22)     (9)     (85)
----------------------------------------------------------------------
December 31, 2004                632      40     350      91    1,113
----------------------------------------------------------------------
Proved Developed Reserves
----------------------------------------------------------------------
December 31, 2003                451      48     182      65      746
December 31, 2004                350      29     176      51      606
----------------------------------------------------------------------

                    Anadarko Petroleum Corporation
    Costs Incurred and Capital Expenditures - Oil and Gas Producing
                              Activities

millions                                                      2004
---------------------------------------------------------------------
United States
  Property acquisition
    Exploration                                                 $123
    Development                                                   (1)
  Exploration                                                    339
  Development                                                  1,809
---------------------------------------------------------------------
Total United States - Costs Incurred                           2,270
---------------------------------------------------------------------
  Less: Asset retirement costs                                   (46)
  Plus: Asset retirement expenditures                             24
---------------------------------------------------------------------
Total United States - Oil & Gas Capital Expenditures           2,248
---------------------------------------------------------------------
Canada
  Property acquisition
    Exploration                                                   20
    Development                                                    4
  Exploration                                                    126
  Development                                                    429
---------------------------------------------------------------------
Total Canada - Costs Incurred                                    579
---------------------------------------------------------------------
  Less: Asset retirement costs                                    (5)
  Plus: Asset retirement expenditures                              2
---------------------------------------------------------------------
Total Canada - Oil & Gas Capital Expenditures                    576
---------------------------------------------------------------------
Algeria
  Exploration                                                     20
  Development                                                     40
---------------------------------------------------------------------
Total Algeria - Costs Incurred                                    60
---------------------------------------------------------------------
  Less: Asset retirement costs                                    (1)
  Plus: Asset retirement expenditures                              -
---------------------------------------------------------------------
Total Algeria - Oil & Gas Capital Expenditures                    59
---------------------------------------------------------------------
Other International
  Property acquisition
    Exploration                                                   12
  Exploration                                                     28
  Development                                                     70
---------------------------------------------------------------------
Total Other International - Costs Incurred                       110
---------------------------------------------------------------------
  Less: Asset retirement costs                                     -
  Plus: Asset retirement expenditures                              -
---------------------------------------------------------------------
Total Other International - Oil & Gas Capital Expenditures       110
---------------------------------------------------------------------
Total
  Property acquisition
    Exploration                                                  155
    Development                                                    3
  Exploration                                                    513
  Development                                                  2,348
---------------------------------------------------------------------
Total - Costs Incurred                                         3,019
---------------------------------------------------------------------
  Less: Asset retirement costs                                   (52)
  Plus: Asset retirement expenditures                             26
---------------------------------------------------------------------
Total - Oil & Gas Capital Expenditures                        $2,993
---------------------------------------------------------------------

                    Anadarko Petroleum Corporation
                    Hedge Position for 2005 & 2006
                        As of December 31, 2004

                 2- Way Collars               3- Way Collars
            ------------------------ ---------------------------------
 Natural                                        Sold Purchased
  Gas        Volume   Floor  Ceiling  Volume    Floor   Floor  Ceiling
            MMMBtu/d $/MMBtu $/MMBtu MMMBtu/d $/MMBtu $/MMBtu  $/MMBtu
            ------------------------ ---------------------------------
 United
  States

 1st Qtr
  2005         26.3   $3.76   $5.65    268.8   $4.01    $5.00   $9.37
 2nd Qtr
  2005         26.3   $3.76   $5.65    268.8   $4.01    $5.00   $9.37
 3rd Qtr
  2005         26.3   $3.76   $5.65    268.8   $4.01    $5.00   $9.37
 4th Qtr
  2005         26.3   $3.76   $5.65    268.8   $4.01    $5.00   $9.37
            ------------------------ ---------------------------------
 Total Year
  2005         26.3   $3.76   $5.65    268.8   $4.01    $5.00   $9.37
            ------------------------ ---------------------------------
            ------------------------ ---------------------------------
 Total Year
  2006         10.0   $4.00   $5.88        -      $-       $-      $-
            ------------------------ ---------------------------------
            ------------------------ ---------------------------------
There are no Fixed Price hedges for the United States.

               Fixed and
               Physical
               Contracts
            ----------------
                      NYMEX
             Volume   Price
            MMMBtu/d $/MMBtu
            ----------------
 Canada
 1st Qtr
  2005         21.7   $2.98
 2nd Qtr
  2005         21.7   $2.98
 3rd Qtr
  2005         21.7   $2.98
 4th Qtr
  2005         18.0   $2.95
            ----------------
 Total Year
  2005         20.8   $2.97
            ----------------
            ----------------
 Total Year
  2006         10.9   $2.87
            ----------------
            ----------------
There are no Collar hedges for Canada.
----------------------------------------------------------------------

            ------------------------ ---------------------------------
 Crude Oil       2- Way Collars               3- Way Collars
            ------------------------ ---------------------------------
                                              Sold  Purchased
             Volume  Floor  Ceiling   Volume  Floor   Floor    Ceiling
            Bbl/day  $/Bbl   $/Bbl   Bbl/day  $/Bbl   $/Bbl    $/Bbl
            ------------------------ ---------------------------------
 United
  States

 1st Qtr
  2005        1,986  $22.00  $26.32   43,000  $27.28   $32.28  $46.89
 2nd Qtr
  2005        1,986  $22.00  $26.32   43,000  $27.28   $32.28  $46.89
 3rd Qtr
  2005        1,986  $22.00  $26.32   43,000  $27.28   $32.28  $46.89
 4th Qtr
  2005        1,986  $22.00  $26.32   43,000  $27.28   $32.28  $46.89
            ------------------------ ---------------------------------
 Total Year
  2005        1,986  $22.00  $26.32   43,000  $27.28   $32.28  $46.89
            ------------------------ ---------------------------------
            ------------------------ ---------------------------------
 Total Year
  2006          822  $22.00  $26.32        -      $-       $-      $-
            ------------------------ ---------------------------------
            ------------------------ ---------------------------------
There are no crude oil hedges for production outside of the United
States.

                    Anadarko Petroleum Corporation
                        As of January 28, 2005


                                 1st Quarter           Total Year
Financial and Operating         2005 Forecast        2005 Forecast
 Guidance
                             -------------------- --------------------

                                     Units                Units
                             -------------------- --------------------

Total Sales (MM BOE)             38     -     40     159     -    164


Crude Oil (MBbl/d):             155     -    175     164     -    174
  United States                  66     -     68      74     -     77
  Canada                          6     -      7       5     -      6
  Algeria                        65     -     75      58     -     63
  Other International            20     -     24      25     -     29


Natural Gas (MMcf/d):         1,420     -  1,450   1,460     -  1,500
  United States               1,140     -  1,170   1,175     -  1,210
  Canada                        270     -    290     275     -    300


Natural Gas Liquids (MBbl/d):    29     -     33      28     -     31
  United States                  27     -     30      26     -     28
  Canada                          2     -      3       2     -      3

----------------------------------------------------------------------

                                   $/ Unit              $/ Unit
                             -------------------- --------------------
Price Differentials vs NYMEX
 (w/o hedges)

Crude Oil ($/Bbl):            (4.45)    -  (6.50)  (4.40)    -  (6.00)
  United States               (3.55)    -  (5.00)  (3.25)    -  (4.50)
  Canada                     (11.00)    - (13.00) (11.00)    - (13.00)
  Algeria                     (2.00)    -  (4.50)  (2.00)    -  (4.00)
  Other International        (13.00)    - (19.00) (11.50)    - (18.00)


Natural Gas ($/Mcf):          (0.40)    -  (0.85)  (0.35)    -  (0.75)
  United States               (0.35)    -  (0.90)  (0.30)    -  (0.75)
  Canada                      (0.55)    -  (0.80)  (0.50)    -  (0.75)

----------------------------------------------------------------------

                                     $MM                  $MM
                             -------------------- --------------------
Other Revenues:
  Marketing                      15     -     18      50     -     70
  Minerals and Other              9     -     11      30     -     40

----------------------------------------------------------------------



Costs and Expenses:
                                    $ / Boe              $ / Boe
                             -------------------- --------------------

Direct Operating               3.10     -   3.30    3.05     -   3.35
  Transportation and Cost of
   Product                     1.45     -   1.60    1.40     -   1.55
  Depreciation, Depletion and
   Amortization                7.40     -   7.65    7.35     -   7.60
  Production Taxes (% of
   Revenue)                    5.5%     -   6.0%    5.6%     -   5.8%


                                     $MM                  $MM
                             -------------------- --------------------

  General and Administrative     95     -    105     380     -    410
  Impairments Related to Oil
   and Gas Properties             -     -     20       -     -     40

  Interest Expense               50     -     52     190     -    210
  Other (Income) Expense         (5)    -      5       -     -     10


Federal Tax Rate                 35%    -     37%     35%    -     36%
  Deferred Taxes (% of Total
   Taxes)                        40%    -     45%     40%    -     45%

----------------------------------------------------------------------

Avg. Shares Outstanding (MM)
  Basic                         235     -    237     234     -    236
  Diluted                       237     -    239     236     -    238


                                     $MM                  $MM
                             -------------------- --------------------

Capital Investment              750     -    800   2,700     -  3,000
  Capital Projects              692     -    736   2,465     -  2,745
  Capitalized Direct Expenses    42     -     46     170     -    180
  Capitalized Interest           16     -     18      65     -     75


    CONTACT: Anadarko Petroleum Corporation, Houston
             Media Contacts:
             Teresa Wong, 832-636-1203
             teresa_wong@anadarko.com
             or
             Lee Warren, 832-636-3321
             lee_warren@anadarko.com
             or
             Investor Contacts:
             David Larson, 832-636-3265
             david_larson@anadarko.com
             or
             Stewart Lawrence, 832-636-3326
             stewart_lawrence@anadarko.com